                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 4, 2003



                              DAVE & BUSTER'S INC.
             (Exact name of registrant as specified in its charter)

    MISSOURI                         0000943823                43-1532756
   (State of                      (Commission File            (IRS Employer
 incorporation)                         Number)           Identification Number)




                                2481 MANANA DRIVE
                                 DALLAS TX 75220
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 214 357-9588


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ITEM 5. OTHER EVENTS.

In a press release dated March 5, 2003, a copy of which is a copy of which is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference, the Board of Directors of Dave & Buster's, Inc. (the "Company") announced (i) the formation of a Nominating and Corporate Governance Committee to be headed by independent director Peter Edison, which has been charged with the assignment of recruiting new independent board members for the Company and
(ii) the appointment of Mark Levy, another independent director, as Lead Director to head the executive sessions of the Board of Directors and serve as the primary liaison between management and the Board.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.  The following are filed as Exhibits to this Report.

         99.1   Dave & Buster's, Inc. Press Release dated March 5, 2003.



                                       2
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DAVE & BUSTER'S, INC.



Date: March 7, 2003                       By: /s/ W. C. Hammett, Jr.
                                              ----------------------------------
                                              W.C. Hammett, Jr.,
                                              Chief Financial Officer



                                       3
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Dave & Buster's, Inc. Press Release dated March 5, 2003.

